814 P1 09/24

FRANKLIN INVESTORS SECURITIES TRUST
SUPPLEMENT DATED SEPTEMBER 26, 2024
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED MARCH 1, 2024, OF
FRANKLIN LONG DURATION CREDIT FUND (THE “FUND”)

Effective September 30, 2024, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1. The following is added to the section titled “Fund Summary – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus:

Andrew C. Benson
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2024.

2. The following is added to the section titled “Fund Details – Management” in the Fund’s Prospectus:

Andrew C. Benson Portfolio Manager of Advisers
Mr. Benson has been a portfolio manager of the Fund since September 2024. He joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Benson was a portfolio manager for Putnam Investment Management, LLC.

3. The following is added to the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Andrew C. Benson*	Registered Investment Companies	14	13,950.2	2	1,867.1

Other Pooled Investment Vehicles	15	7,628.1	None	None

Other Accounts	4	17,688.3	None	None

*Information is provided as of August 31, 2024.

4. The following is added to the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Andrew C. Benson*	None

*Information is provided as of August 31, 2024

Please retain this supplement for future reference.